EXHIBIT 32.2

CERTIFICATION OF PRINCIPAL EXECUTIVE OFFICER
PURSUANT TO 18 U.S.C. SECTION 1350

In connection with the accompanying Quarterly Report on Form 10-Q of Pacific Gas and Electric Company for the quarter ended March 31, 2016 ("Form 10-Q"), I, Nickolas Stavropoulos, President, Gas of Pacific Gas and Electric Company, hereby certify pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, to the best of my knowledge and belief, that:

(1)	the Form 10-Q fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)	the information contained in the Form 10-Q fairly presents, in all material respects, the financial condition and results of operations of Pacific Gas and Electric Company.

NICKOLAS STAVROPOULOS
NICKOLAS STAVROPOULOS
President, Gas

May 4, 2016

CERTIFICATION OF PRINCIPAL EXECUTIVE OFFICER
PURSUANT TO 18 U.S.C. SECTION 1350

In connection with the accompanying Quarterly Report on Form 10-Q of Pacific Gas and Electric Company for the quarter ended March 31, 2016 ("Form 10-Q"), I, Geisha J. Williams, President, Electric of Pacific Gas and Electric Company, hereby certify pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, to the best of my knowledge and belief, that:

(1)	the Form 10-Q fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)	the information contained in the Form 10-Q fairly presents, in all material respects, the financial condition and results of operations of Pacific Gas and Electric Company.

GEISHA J. WILLIAMS
GEISHA J. WILLIAMS
President, Electric

May 4, 2016

CERTIFICATION OF PRINCIPAL FINANCIAL OFFICER
PURSUANT TO 18 U.S.C. SECTION 1350

In connection with the accompanying Quarterly Report on Form 10-Q of Pacific Gas and Electric Company for the quarter ended March 31, 2016 ("Form 10-Q"), I, Dinyar B. Mistry, Senior Vice President, Human Resources, Chief Financial Officer, and Controller of Pacific Gas and Electric Company, hereby certify pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, to the best of my knowledge and belief, that:

(1)	the Form 10-Q fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)	the information contained in the Form 10-Q fairly presents, in all material respects, the financial condition and results of operations of Pacific Gas and Electric Company.

DINYAR B. MISTRY
DINYAR B. MISTRY
Senior Vice President, Human Resources, Chief Financial Officer, and Controller

May 4, 2016